SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2022
Disclosure of operating segments [abstract]
SEGMENT INFORMATION

4.	SEGMENT INFORMATION

The Company and the chief operating decision maker, or CODM, measure performance based on the Company's overall return to shareholders based on consolidated profit or loss. The CODM does not review a measure of operating result at a lower level than the consolidated group. Consequently, the Company has only one reportable segment: tankers. The tankers segment includes crude oil tankers and product tankers.

The Group's internal organizational and management structure does not distinguish any geographical segments.

No customers in the years ended December 31, 2022 and 2021 individually accounted for 10% or more of the Company's consolidated operating revenues.